EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Rockwell Medical, Inc. (the “Company”) on Form 10‑Q for the quarter ending June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:
1.the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 13, 2026	/s/ Mark Strobeck
Mark Strobeck (Principal Executive Officer)

/s/ Jesse Neri
Jesse Neri
Chief Financial Officer
(Principal Financial Officer)